                                 Exhibit 10.4

     On September 16, 1998, the Company entered into Warrant Agreements with four entities in connection with the sale of Senior Secured Notes. Following is the Warrant Agreement entered into between the Company and Foothill Partners III, L.P. The following three Warrant Agreements have been omitted as exhibits in accordance with Item 601, Instruction 2, of Regulation S-K, and are identical in all material respects, except for the parties thereto and the number of shares issuable thereunder as follows:

          1. Warrant Agreement dated September 16, 1998 between the Company and B III Capital Partners, L.P. for the purchase of 91,412 shares of Common Stock.

          2. Warrant Agreement dated September 16, 1998 between the Company and Libra Investments, Inc. for the purchase of 60,000 shares of Common Stock.

          3. Warrant Agreement dated September 16, 1998 between the Company and DDJ Canadian High Yield Fund for the purchase of 58,588 shares of Common Stock.

                                 EXHIBIT 10.4


                               WARRANT AGREEMENT


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR REGISTERED OR QUALIFIED UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. NEITHER THIS WARRANT, NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF, NOR ANY INTEREST OR PARTICIPATION THEREIN, MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF UNLESS (I) REGISTERED UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND IN FULL COMPLIANCE WITH THE APPLICABLE RULES AND REGULATIONS THEREUNDER AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, (II) PURSUANT TO RULE 144 UNDER SUCH ACT OR (III) UNLESS CONVERSE INC. RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES, REASONABLY SATISFACTORY TO CONVERSE INC., STATING THAT SUCH SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER MANNER OF TRANSFER OR DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES OR BLUE SKY LAW.



                                 CONVERSE INC.


                           Warrant for the Purchase
                           ------------------------
                           of Shares of Common Stock
                           -------------------------



                                                                  150,000 Shares

September 16, 1998

          FOR VALUE RECEIVED, Converse Inc., a Delaware corporation (the "Company"), hereby certifies that FOOTHILL PARTNERS III, L.P. (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time or from time to time during the applicable Exercise Period (as hereinafter defined) the number of fully paid and nonassessable shares of common stock of the Company, stated value $1.00 per share (the "Common Stock"), set forth above at the applicable Exercise Price (as hereinafter defined).

          The number and character of shares of Common Stock or other securities to be received upon exercise of this Warrant are subject to adjustment in accordance with the provisions herein (including without limitation Sections 7 and 8).

          For purposes of this Warrant, "Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time. Unless the context requires otherwise all references to Common Stock and Warrant Shares in this Warrant shall, in the event of an adjustment pursuant to
Section 7 hereof, be deemed to refer also to any securities or property then issuable upon exercise of this Warrant as a result of such adjustment.

          Section 1.   Exercise of Warrant.  This Warrant may be exercised, as a
                       -------------------
whole or in part, at any time or from time to time during the applicable Exercise Period (as hereinafter defined) or, if such day is a day on which banking institutions in New York City are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender hereof to the Company at its principal office at the address set forth on the signature page hereof (or at such other address as the Company may hereafter notify the Holder in writing), or at the office of its stock transfer agent or warrant agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by proper payment of the aggregate applicable Exercise Price in lawful money of the United States of America in the form of a certified or cashier's check to the order of Converse Inc. or by wire transfer of same day funds, for the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such Purchase Form, together with the aggregate applicable Exercise Price (as hereinafter defined) for the number of Warrant Shares specified in such Purchase Form, at such office, or by the stock transfer agent or warrant agent of the Company, if any, at its office, the Company or the stock transfer agent or warrant agent, if any, shall issue and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the Warrant Shares. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become the holder of record of such Warrant Shares as of the date of the surrender of this Warrant, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder or its designee. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares. Notwithstanding the foregoing, the Exercise Price may be paid by surrendering a part of the Warrant having an aggregate Spread equal to the aggregate Exercise Price of the part Warrant being exercised. With respect to the Warrant, "Spread" means the Current Market Value of the Warrant Shares issuable upon exercise of such part of the Warrant less the Exercise Price of such part of the Warrant, in each case as adjusted as provided herein.

          Section 2.  Exercise Period and Exercise Price.
                      ----------------------------------

               (a) This Warrant shall be exercisable during the period (the "Exercise Period") beginning six (6) months after the date of execution of this Warrant Agreement (the "Initial Exercise Date") and ending at 5:00 p.m. (New York City time) on a date fifty-four (54) months from the execution of this Warrant Agreement (the "Termination Date").

               (b) On or prior to September 17, 1999, "Exercise Price" means $2.9375 per share, subject to adjustment as herein provided. At all times thereafter, "Exercise Price" means the lower of (a) $2.9375 or (b) one-hundred and twenty percent (120%) of either (i) the closing market price of the Common Stock on the New York Stock Exchange on the close of business on September 17, 1999 (or, if the New York Stock Exchange is closed for business on such date, on first day prior to such date on which the New York Stock Exchange is open for business) or (ii) if the Common Stock is not listed on the New York Stock Exchange, but is traded in the over-the-counter market, the average of the closing bid and ask prices of a share of Common Stock for the 30 trading days (or such lesser number of trading days as the Common Stock shall have been so listed, quoted or traded) ending on such first anniversary, in each case, subject to adjustment as herein provided.

          Section 3.  Reservation of Shares.  The Company hereby agrees that at
                      ---------------------
all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company or other property from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than any restrictions on sale pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

          Section 4.  Fractional Shares.  The Company shall not be required to
                      -----------------
issue fractional shares of Common Stock on the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this
Section 4, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then Current Market Value (as hereinafter defined) per share of Common Stock multiplied by such fraction computed to the nearest whole cent. For the purposes of any computation under this Warrant, the Current Market Value per share of Common Stock or of any other equity security (herein collectively referred to as a "security") at the date herein specified shall be:

          (i) if the security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the "Current Market Value" per share of the security shall be determined in good faith by the Board of Directors of the Company, or

          (ii) if the security is registered under the Exchange Act, the "Current Market Value" per share of the security shall be deemed to be the average of the daily market prices of the security for the 10 consecutive trading days immediately preceding the day as of which Current Market Value is being determined or, if the security has been registered under the Exchange Act for less than 10 consecutive trading days before such date, then the average of the daily market prices for all of the trading days before such date for which daily market prices are available. The market price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any securities exchange, the closing price on the primary exchange on which the Common Stock is then listed, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York, customarily published on each business day, designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported, and (D) if there are no bid and asked prices reported during the 10 days prior to the date in question, the Current Market Value of the security shall be determined as if the security were not registered under the Exchange Act.

          Section 5.  Exchange, Transfer, Assignment or Loss of Warrant.
                      -------------------------------------------------

               (a) This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent or warrant agent, if any, for other warrants of different denomination, entitling the Holder thereof to purchase in the aggregate the same number of Warrant Shares and otherwise carrying the same rights as this Warrant.

               (b) This Warrant may be divided or combined by the Holder with other warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent or warrant agent, if any, together with a written notice specifying the names and denominations in which new warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any warrants into which this Warrant may be divided or for which it may be exchanged.

               (c) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

          Section 6.  Rights of the Holder.  The Holder shall not, by virtue
                      --------------------
hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

          Section 7.  Antidilution Provisions and Other Adjustments.  The number
                      ---------------------------------------------
of Warrant Shares which may be purchased upon the exercise hereof shall be subject to change or adjustment from time to time as follows:

               (a) Stock Dividends; Stock Splits; Reverse Stock Splits;
                   ----------------------------------------------------
Reclassifications.  In case the Company shall (i) pay a dividend or make any
-----------------
other distribution with respect to its Common Stock in shares of its capital stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the continuing corporation) the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to the record date for each such dividend or distribution or the effective date of each such subdivision or combination shall be adjusted so that the Holder shall thereafter be entitled after the completion of each such event to receive the kind and number of shares of Common Stock or other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of each such event, had this Warrant been exercised immediately prior to the happening of each such event or any record date with respect thereto. Each adjustment made pursuant to this Section 7(a) shall become effective immediately after the effective date of the applicable event retroactive to the record date, if any, for such event.

               (b) Rights; Options; Warrants.  In case the Company shall issue
                   -------------------------
rights, options, warrants or convertible or exchangeable securities (other than a transaction subject to Section 7(a)) to all holders of its Common Stock, entitling them to subscribe for or purchase Common Stock at a price per share that is lower (at the record date for such issuance) than ninety-five percent (95%) of the Current Market Value (as defined in Section 4 hereof) per share of Common Stock, the number of shares of Common Stock thereafter issuable upon exercise of this Warrant shall be determined by adding the number of shares of Common Stock theretofore issuable upon exercise of this Warrant to the product of (x) the Cheap Stock Issued (as hereinafter defined), multiplied by (y) the Ownership Ratio (as hereinafter defined). Such adjustment shall be made whenever such rights, options, warrants or convertible or exchangeable securities are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights, options, warrants or convertible or exchangeable securities.

               For purposes of this Section 7(b), (i) the "Cheap Stock Issued" shall be the number of additional shares of any Common Stock offered by the Company for subscription or purchase as described above minus the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then Current Market Value per share of Common Stock and (ii) the "Ownership Ratio" shall be a fraction, the numerator of which shall be the number of shares of Common Stock theretofore issuable upon exercise of this Warrant, and the denominator of which shall be the shares of Common Stock then outstanding on the date of issuance of such rights, options, warrants or convertible or exchangeable securities plus the number of shares of Common Stock theretofore issuable upon the exercise of this Warrant.

               (c) Distributions of Debt, Assets, Subscription Rights or
                   -----------------------------------------------------
Convertible Securities.  In case the Company shall fix a record date for the
----------------------
making of a distribution to all holders of shares of its Common Stock of evidences of indebtedness of the Company, assets (other than cash dividends payable out of retained earnings or securities (excluding those referred to in Sections 7(a) and 7(b)) (any such evidences of indebtedness, assets, or securities being referred to in this Section 7(c) as the "assets or securities"), then in each case the Holder, upon the exercise of this Warrant, shall be entitled to receive in addition to the shares of Common Stock issuable upon exercise of this Warrant, (i) the assets or securities to which the Holder would have been entitled as a holder of Common Stock if the Holder had exercised this Warrant immediately prior to the record date for such distribution and (ii) any interest or distributions on the assets or securities distributed from the distribution date to the date of exercise. At the time of any such distribution, the Company shall either (A) deposit the assets or securities payable to the Holder pursuant hereto in trust for the Holder with an eligible institution (as hereinafter defined) with instructions as to the investment of such property and any proceeds therefrom so as to protect the value of such property for the Holder or (B) distribute to the Holder the assets or securities to which it would be entitled upon exercise and, upon any such distribution pursuant to this Clause (B), the provisions of this Section 7(c) shall no longer apply to such event. Such election shall be made by the Company by giving written notice thereof to the Holder.

               For purposes of this Section 7(c), the term "eligible institution" shall mean a corporation organized and doing business under the laws of the United States of America or of any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal or state authority.

               (d) De Minimis Adjustments.  Except as provided in Section 7(e)
                   ----------------------
with reference to adjustments required by such Section 7(e), no adjustment in the number of shares of Common Stock issuable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares of Common Stock issuable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this Section
         --------  -------
7(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

               (e) Adjustments.  In case the Company after date hereof shall
                   -----------
take any action affecting the Warrant Shares, other than any action described in subsections (a), (b) or (c) of this Section 7 or in Section 8 hereof, which the Company's board of directors, acting in the good faith exercise of their reasonable judgment, determines would have a material adverse effect on the rights of the Holder, the Exercise Price, the number of Warrant Shares and/or the character of the securities receivable upon exercise of this Warrant may be adjusted in such manner, if any, and at such time, by action of the directors, acting in the good faith exercise of their reasonable judgment, subject to obtaining all necessary approvals to such adjustment, including, without limitation, any necessary approvals of any stock exchange or over-the-counter market on which securities of the Company are then listed or quoted.

               (f) Notice of Adjustment.  Whenever the number of shares of
                   --------------------
Common Stock or other stock or property issuable upon the exercise of this Warrant is adjusted, as herein provided, the Company shall promptly cause to be mailed by first class mail, postage prepaid, to the Holder notice of such adjustment or adjustments.

               (g) Adjustments to Exercise Price.  The aggregate exercise price
                   -----------------------------
payable upon exercise of this Warrant shall not increase or decrease upon any adjustment (pursuant to this Section 7) to the number of Warrant Shares issuable upon exercise of this Warrant. Accordingly, the per share Exercise Price of the Warrant Shares will be adjusted to reflect any such adjustment to the number of Warrant Shares issuable as required not to increase or decrease the aggregate exercise price payable upon exercise of this Warrant.

          Section 8.  Reclassification, Reorganization, Consolidation or Merger.
                      ---------------------------------------------------------
In the event of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a subdivision or combination of the outstanding Common Stock, a change in the par value of the Common Stock or a transaction subject to Section 7) or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that such other corporation shall assume all of the obligations of the Company hereunder and the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale, lease, transfer or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale, lease or conveyance. Any such provision shall include provision for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 8 shall similarly apply to successive reclassification, capital reorganizations and changes of shares of Common Stock and to successive changes, consolidations, mergers, sales, leases, transfers or conveyances. In the event that in connection with any such capital reorganization, or reclassification, consolidation, merger, sale, lease, transfer or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, as a whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 7(a).

          Section 9.  Transfer to Comply with the Securities Act.  Neither this
                      ------------------------------------------
Warrant, nor any of the Warrant Shares, nor any interest therein, may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, as a whole or in part, except in compliance with applicable United States federal and state securities or Blue Sky laws and the terms and conditions hereof. Each Warrant shall bear a legend in substantially the same form as the legend set forth on the first page of this initial Warrant. Each certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such exercise is registered under the Securities Act of 1933, as amended (the "Securities Act"), shall bear a legend substantially in the following form:

     The securities represented by this certificate have not been registered under the Securities Act of 1933 or registered or qualified under the securities or Blue Sky laws of any state. Neither these securities nor any interest or participation therein may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of unless (i) registered under an effective registration statement under the Securities Act of 1933 and in full compliance with the applicable rules and regulations thereunder and applicable state securities or Blue Sky laws,
     (ii) pursuant to Rule 144 of such Act or (iii) unless Converse Inc. receives an opinion of counsel for the holder of this certificate, reasonably satisfactory to Converse Inc., stating that such sale, assignment, pledge, hypothecation, encumbrance or other manner of transfer or disposition is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 and applicable state securities or Blue Sky law.

Any certificate for any Warrant Shares issued at any time in exchange or substitution for any certificate for any Warrant Shares bearing such legend (except a new certificate for any Warrant Shares issued after registration of such Warrant Shares under the Securities Act) shall also bear such legend unless, in the opinion of counsel for the Company, the Warrant Shares represented thereby need no longer be subject to the restriction contained herein. The provisions of this Section 9 shall be binding upon all subsequent holders of certificates for Warrant Shares bearing the above legend and all subsequent Holders of this Warrant, if any. Warrant Shares sold pursuant to a Registration Statement under the Securities Act pursuant to Section 12 or sold by the holder thereof in compliance with Rule 144 under the Securities Act shall thereafter cease to be deemed to be "Warrant Shares" for all purposes of this Warrant.

          Section 10. Listing on Securities Exchanges.  On or before the
                      -------------------------------
Initial Exercise Date, the Company shall list on each national securities exchange on which any Common Stock may at any time be listed, including, for the purpose of this Section 10, the New York Stock Exchange, subject to official notice of issuance upon the exercise of this Warrant, all shares of Common Stock from time to time issuable upon exercise of this Warrant and the Company shall maintain, so long as any other shares of its Common Stock shall be so listed, all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of capital stock of the same class shall be listed on such national securities exchange by the Company. Any such listing shall be at the Company's expense.

          Section 11.  Availability of Information.  The Company shall comply
                       ---------------------------
with the reporting requirements of Sections 13 and 15(d) of the Exchange Act to the extent it is required to do so under the Exchange Act, and shall likewise comply with all other applicable public information reporting requirements of the Securities and Exchange Commission (including those required to make available the benefits of Rule 144 under the Securities Act) to which it may from time to time be subject. The Company shall also cooperate with the holder of this Warrant and the holder of any Warrant Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms currently or hereafter required by the Commission as a condition to the availability of Rule 144 or any successor rule under the Securities Act for the sale of this Warrant or the Warrant Shares. The provisions of this Section 11 shall survive termination of this Warrant, whether upon exercise of this Warrant in full or otherwise. The Company shall also provide to holders of this Warrant the same information that it provides to holders of its Common Stock.

          Section 12.  Registration Rights.  See Exhibit A attached hereto and
                       -------------------
incorporated by reference herein. Capitalized terms defined in Exhibit A and not otherwise defined in this Section 12 are used in this Warrant as therein defined.

          Section 13.  Successors and Assigns.  All the provisions of this
                       ----------------------
Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives.

          Section 14.  Headings. The headings of sections of this Warrant have
                       --------
been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

          Section 15.  Amendments.  This Warrant may not be amended except by
                       ----------
the written consent of the Company and the Holder.

          Section 16.  Notices.  Unless otherwise provided in this Warrant, any
                       -------
notice or other communication or mailing required or permitted to be made or given to any party hereto pursuant to this Warrant shall be deemed made or given if delivered by hand on the date of such delivery to such party or, if mailed, on the fifth day after the date of mailing, if sent to such party by certified or registered mail or air mail, postage prepaid, addressed to it (in the case of the Holder) at its address at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, CA 90025, or (in the case of the Company) at its address at Converse Inc., One Fordham Road, North Reading, MA 01864, Attention: Senior Vice President and General Counsel, or to such other address as is designated by written notice, similarly given to each other party hereto.


                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

          Section 17.  Governing Law.  This Warrant shall be governed by the
                       -------------
internal laws of the State of New York, without regard to the conflict of law provisions thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                    CONVERSE INC.


                                    By: /s/ Donald J. Camacho
                                        ----------------------------------
                                        Name:  Donald J. Camacho
                                             -----------------------------
                                        Title: Sr. Vice President
                                              ----------------------------



                         ACKNOWLEDGMENT AND AGREEMENT
                         ----------------------------

     By signing below, the Holder of this Warrant does hereby acknowledge receipt hereof and does hereby agree to be bound by the terms and conditions of the Exhibit A attached hereto.


                                    FOOTHILL PARTNERS III, L.P.


                                    By: /s/ Karen Sandler
                                        ----------------------------------
                                        Name:  Karen Sandler
                                             -----------------------------
                                        Title: Vice President
                                              ----------------------------